2Q 2024 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

Risk Factors.......................................................................................................................................................................	18

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
Shale Sales Volumes (Bcf)		111.7	119.4	123.9	121.1	114.0
CBM Sales Volumes (Bcf)		9.7	9.5	9.9	10.2	10.1
Other Sales Volumes (Bcf)		0.1	0.1	0.1	—	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)		12.4	11.2	12.8	11.9	9.7
Oil and Condensate Sales Volumes (Bcfe)		0.1	0.2	0.2	0.2	0.3

TOTAL (Bcfe)		134.0	140.4	146.9	143.4	134.2

Average Daily Production (MMcfe)		1,472.5	1,542.4	1,596.9	1,559.0	1,474.2

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q2 2024 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA	Marcellus	8	5	-	-	-
	Utica	-	-	-	-	-

CPA	Marcellus	-	-	-	-	-
	Utica	-	2	2	13,800	1

Total		8	7	2		1

(1) Measured in lateral feet from perforation to perforation.

NATURAL GAS HEDGE VOLUMES AND PRICING(1)

	Q3 2024	2024	2025	2026	2027	2028
NYMEX Hedges
Volumes (Bcf)	75.9	311.4	241.5	246.8	112.1	6.9
Average Prices ($/Mcf)	$3.14	$3.13	$3.30	$3.30	$4.23	$4.24

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	31.1	121.0	129.1	92.6	130.1	-
Average Prices ($/Mcf)	$2.45	$2.44	$2.31	$2.63	$3.31	-
Total Volumes Hedged (Bcf)(2)	107.0	432.4	370.6	339.4	242.2	6.9

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	107.0	432.4	370.6	339.4	239.5	6.9
Average Prices ($/Mcf)	$2.50	$2.55	$2.51	$2.52	$3.26	$3.19

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	-	-	-	-	2.7	-
Average Prices ($/Mcf)	-	-	-	-	$4.23	-
Total Volumes Hedged (Bcf)(2)	107.0	432.4	370.6	339.4	242.2	6.9

Estimated Conversion Factor(4)	1.082	1.081	1.074	1.069	1.066	1.061

(1) Hedge positions as of 7/5/2024.
(2) Excludes basis hedges in excess of NYMEX hedges of 1.5 Bcf, 0.6 Bcf, 22.6 Bcf, and 9.1 Bcf for Q3 2024, 2024, 2025, and 2026, respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q3 2024				CY2024				CY2025

	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted
($/MMBtu)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market	Gain/(Loss)(2) ($ in 000s)
NYMEX	82,110	$2.90	$2.43	$38,475	336,440	$2.89	$2.37	$173,488	269,313	$3.07	$3.41	($88,618)

Index	30,660	$2.28	$1.58	$21,487	118,250	$2.27	$1.68	$70,346	137,788	$2.15	$2.54	($53,600)

Basis:
Eastern Gas-South (DOM)	18,400	($0.58)	($0.91)	$5,994	73,200	($0.58)	($0.78)	$14,323	93,075	($0.70)	($0.97)	$26,138
TCO Pool (TCO)	8,510	($0.59)	($0.80)	$1,737	32,335	($0.57)	($0.63)	$1,915	7,300	($0.87)	($0.77)	($702)
Michcon (NMC)	5,520	($0.23)	($0.56)	$1,815	23,200	($0.25)	($0.42)	$4,450	27,375	($0.23)	($0.48)	$6,777
TETCO M2 (BM2)	37,720	($0.61)	($0.93)	$11,891	150,060	($0.61)	($0.77)	$23,350	114,975	($0.91)	($0.92)	$2,187
Transco Zone 5 South (DKR)	-	-	$0.30	-	2,275	$1.23	$0.78	($2,468)	5,475	$1.12	$0.50	$3,403
Total Financial Basis Hedges	70,150			$21,437	281,070			$41,570	248,200			$37,803

Total Projected Realized Gain (Loss)				$81,399				$285,404				($104,415)

Note: Forward market prices, hedged volumes, and hedge prices are as of 7/5/2024. Anticipated hedging activity is not included in projections.
(1) January 2024 through July 2024 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
Realized Gain	$110	$55	$43	$102	$79
Unrealized (Loss) Gain	($96)	($47)	$533	($54)	$463
Gain on Commodity Derivative Instruments	$14	$8	$576	$48	$542

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
Natural Gas, NGL and Oil Revenue	$236,233	$325,972	$334,394	$255,124	$257,061
Gain on Commodity Derivative Instruments	14,095	7,528	576,210	47,803	542,472
Purchased Gas Revenue	11,029	14,277	16,916	11,135	9,355
Other Revenue and Operating Income	60,086	36,776	41,245	36,444	30,812
Total Revenue and Other Operating Income	321,443	384,553	968,765	350,506	839,700
Costs and Expenses:
Operating Expense
Lease Operating Expense	17,819	17,726	17,194	16,573	13,092
Transportation, Gathering and Compression	91,709	96,651	100,146	95,820	87,872
Production, Ad Valorem, and Other Fees	6,638	7,624	4,755	8,131	5,419
Depreciation, Depletion and Amortization	117,541	118,650	112,827	111,855	103,682
Exploration and Production Related Other Costs	2,364	2,312	2,016	1,600	1,727
Purchased Gas Costs	10,371	13,584	16,089	10,694	8,794
Selling, General, and Administrative Costs	32,025	37,671	29,538	29,213	30,017
Other Operating Expense	21,077	24,633	17,368	26,057	21,031
Total Operating Expense	299,544	318,851	299,933	299,943	271,634
Other Expense (Income)
Other (Income) Expense	(676)	(5,399)	3,876	1,454	2,510
(Gain) Loss on Assets Sales and Abandonments, net	(814)	20,296	(11,380)	(5,524)	(105,986)
(Gain) Loss on Debt Extinguishment	(2)	7,045	—	—	—
Interest Expense	38,634	37,441	37,331	35,391	34,820
Total Other Expense (Income)	37,142	59,383	29,827	31,321	(68,656)
Total Costs and Expenses	336,686	378,234	329,760	331,264	202,978
(Loss) Earnings Before Income Tax	(15,243)	6,319	639,005	19,242	636,722
Income Tax Expense (Benefit)	3,018	(532)	125,020	(2,139)	161,767
Net (Loss) Income	($18,261)	$6,851	$513,985	$21,381	$474,955

(Loss) Earnings per Share
Basic	$(0.12)	$0.04	$3.28	$0.13	$2.89
Diluted	$(0.12)	$0.04	$2.76	$0.12	$2.47

Weighted-Average Shares Outstanding	Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
Weighted-Average Shares of Common Stock Outstanding	152,608,500	153,364,652	156,812,941	160,703,884	164,139,583
Effect of Diluted Shares*^	—	2,787,069	29,895,586	29,970,614	28,852,003
Weighted-Average Diluted Shares of Common Stock Outstanding	152,608,500	156,151,721	186,708,527	190,674,498	192,991,586

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX's Convertible Notes are antidilutive.

^The Convertible Notes were not included in the computation of diluted income per share in the three months ended March 31, 2024 as the effect of including these shares in the calculation would have been anti-dilutive (See Note 2 - Earnings Per Share in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s quarterly report on Form 10-Q for the period ended March 31, 2024).

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	30-Jun-24	31-Mar-24	31-Dec-23	30-Sep-23	30-Jun-23
ASSETS
Current Assets:
Cash and Cash Equivalents	$3,923	$1,988	$443	$8,653	$22,765
Accounts and Notes Receivable
Trade, net	108,091	91,093	116,119	75,854	97,702
Other Receivables, net	38,404	43,604	17,872	15,501	11,370
Supplies Inventories	14,505	14,368	19,846	20,007	26,470
Derivative Instruments	186,429	290,171	252,524	166,486	227,012
Prepaid Expenses	17,195	19,218	14,984	14,091	14,504
Total Current Assets	368,547	460,442	421,788	300,592	399,823
Property, Plant and Equipment:
Property, Plant and Equipment:	12,799,473	12,662,876	12,537,118	12,399,820	12,247,858
Less-Accumulated Depreciation, Depletion and Amortization	5,415,933	5,301,316	5,194,485	5,091,172	5,008,026
Total Property, Plant and Equipment—Net	7,383,540	7,361,560	7,342,633	7,308,648	7,239,832
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	112,414	125,821	139,466	152,914	164,503
Derivative Instruments	241,384	223,941	280,530	287,029	305,887
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	67,162	68,800	70,438	72,076	73,714
Other Non-Current Assets	106,593	92,764	48,488	48,064	24,782
Total Other Non-Current Assets	850,867	834,640	862,236	883,397	892,200
TOTAL ASSETS	$8,602,954	$8,656,642	$8,626,657	$8,492,637	$8,531,855
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$126,192	$163,016	$147,361	$185,951	$164,177
Derivative Instruments	156,541	117,400	61,102	215,803	240,874
Current Portion of Finance Lease Obligations	2,534	1,897	1,862	1,792	1,379
Current Portion of Long-Term Debt	326,710	326,187	325,668	325,152	—
Current Portion of Operating Lease Obligations	51,329	51,986	53,791	55,448	53,166
Other Accrued Liabilities	230,047	213,616	233,214	206,872	232,417
Total Current Liabilities	893,353	874,102	822,998	991,018	692,013
Non-Current Liabilities:
Long-Term Debt	1,955,433	1,942,508	1,888,706	1,843,780	2,154,093
Finance Lease Obligations	10,710	5,419	5,500	5,384	3,732
Operating Lease Obligations	64,777	77,162	89,531	101,663	114,998
Derivative Instruments	451,743	475,589	526,554	806,291	812,744
Deferred Income Taxes	728,297	724,643	729,454	604,750	609,133
Asset Retirement Obligations	105,321	105,527	105,315	83,793	87,987
Other Non-Current Liabilities	142,675	142,372	97,582	98,644	73,968
Total Non-Current Liabilities	3,458,956	3,473,220	3,442,642	3,544,305	3,856,655
TOTAL LIABILITIES	4,352,309	4,347,322	4,265,640	4,535,323	4,548,668
Stockholders' Equity
Common Stock	1,516	1,534	1,548	1,600	1,625
Capital in Excess of Par Value	2,363,053	2,373,114	2,384,910	2,423,875	2,440,895
Preferred Stock	—	—	—	—	—
Retained Earnings	1,893,215	1,941,892	1,981,860	1,538,136	1,547,036
Accumulated Other Comprehensive Loss	(7,139)	(7,220)	(7,301)	(6,297)	(6,369)
TOTAL STOCKHOLDERS' EQUITY	4,250,645	4,309,320	4,361,017	3,957,314	3,983,187
TOTAL LIABILITIES AND EQUITY	$8,602,954	$8,656,642	$8,626,657	$8,492,637	$8,531,855

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
Net (Loss) Income	($18,261)	$6,851	513,985	$21,381	$474,955
Depreciation, Depletion and Amortization	117,541	118,650	112,827	111,855	103,682
Amortization of Deferred Financing Costs	3,711	2,399	2,332	2,329	2,317
Stock-Based Compensation	4,179	7,374	4,186	2,870	4,542
(Gain) Loss on Asset Sales and Abandonments, net	(814)	20,296	(11,380)	(5,524)	(105,986)
(Gain) Loss on Debt Extinguishment	(2)	7,045	—	—	—
Gain on Commodity Derivative Instruments	(14,095)	(7,528)	(576,210)	(47,803)	(542,472)
(Gain) Loss on Other Derivative Instruments	(112)	1,211	1,231	1,094	176
Net Cash Received in Settlement of Commodity Derivative Instruments	115,799	30,593	61,003	94,569	63,957
Deferred Income Taxes	3,624	(4,841)	125,043	(4,410)	159,450
Other	457	50	(1,273)	754	(1,334)
Changes in Operating Assets:
Accounts and Notes Receivable	(13,226)	(821)	(40,500)	17,468	35,400
Supplies Inventories	(137)	5,478	161	6,464	2,868
Prepaid Expenses	2,023	(4,234)	(893)	413	939
Changes in Other Assets	(180)	(45,367)	(192)	(78)	498
Changes in Operating Liabilities:
Accounts Payable	(24,850)	23,066	(54,107)	35,021	(16,981)
Accrued Interest	17,488	(14,603)	16,770	(27,777)	16,274
Other Operating Liabilities	(1,740)	(5,401)	10,666	(2,356)	342
Changes in Other Liabilities	361	44,847	(2,517)	(277)	98
Net Cash Provided by Operating Activities	191,766	185,065	161,132	205,993	198,725

Cash Flows from Investing Activities:
Capital Expenditures	(151,916)	(168,184)	(107,749)	(205,642)	(195,985)
Proceeds from Asset Sales	7,487	8,524	8,090	19,128	132,293
Investments in Equity Affiliates	(110)	—	—	—	—
Net Cash Used in Investing Activities	(144,539)	(159,660)	(99,659)	(186,514)	(63,692)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	—	(356,504)	—	—	—
Proceeds from CNXM Revolving Credit Facility Borrowings	50,600	72,200	118,725	81,550	60,550
Repayments of CNXM Revolving Credit Facility Borrowings	(95,300)	(86,000)	(101,625)	(93,000)	(97,050)
Proceeds from CNX Revolving Credit Facility Borrowings	292,300	341,400	402,050	279,000	446,900
Repayments of CNX Revolving Credit Facility Borrowings	(235,300)	(318,450)	(375,000)	(254,000)	(460,700)
Proceeds from Issuance of CNX Senior Notes	—	395,000	—	—	—
Payments on Other Debt	(597)	(487)	(493)	(425)	(362)
Proceeds from Issuance of Common Stock	929	109	106	915	129
Shares Withheld for Taxes	(48)	(17,830)	(20)	(96)	(40)
Purchases of Common Stock	(44,381)	(51,821)	(113,426)	(47,535)	(64,146)
Debt Issuance and Financing Fees	(13,495)	(1,477)	—	—	(348)
Net Cash Used in Financing Activities	(45,292)	(23,860)	(69,683)	(33,591)	(115,067)
Net Increase (Decrease) in Cash and Cash Equivalents	1,935	1,545	(8,210)	(14,112)	19,966
Cash and Cash Equivalents at Beginning of Period	1,988	443	8,653	22,765	2,799
Cash and Cash Equivalents at End of Period	$3,923	$1,988	$443	$8,653	$22,765

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2024E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	9%	($0.62)
ETNG Mainline	3%	$0.55
TCO Pool	28%	($0.57)
TETCO ELA & WLA	5%	($0.13)
TETCO M3	2%	($0.30)
TETCO M2	29%	($0.74)
Michcon	11%	($0.52)
Physical basis sales	13%	($0.28)
Weighted Average Basis	100%	($0.51)

NYMEX		$2.37
Weighted Average Basis (Not considering hedging)		($0.51)
Realized Price (per MMBtu)		$1.86
Conversion Factor (MMBtu/Mcf)		1.081
Realized Price Before Financial Hedging (per Mcf)		$2.01

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Reflects actual realized basis for six months ended June 30; July - December forward market basis prices as of 7/5/2024.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
Average Sales Price - Natural Gas	$1.60	$2.17	$2.16	$1.64	$1.80
Average Gain on Natural Gas Commodity Derivative Instruments - Cash Settlement	$0.91	$0.42	$0.32	$0.77	$0.64
Average Sales Price - Oil and Condensate*	$11.00	$10.68	$10.77	$11.21	$10.57
Average Sales Price - NGLs*	$3.28	$3.99	$3.33	$3.19	$3.18

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.58	$2.71	$2.57	$2.49	$2.51

Lease Operating Expense (LOE)	$0.13	$0.13	$0.12	$0.12	$0.10
Production, Ad Valorem, and Other Fees	$0.05	$0.06	$0.03	$0.06	$0.04
Transportation, Gathering and Compression	$0.68	$0.69	$0.68	$0.67	$0.65
Depreciation, Depletion and Amortization (DD&A)	$0.85	$0.81	$0.75	$0.75	$0.75
Total Natural Gas, NGL and Oil Production Costs	$1.71	$1.69	$1.58	$1.60	$1.54

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.86	$0.88	$0.83	$0.85	$0.79
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$1.72	$1.83	$1.74	$1.64	$1.72

Fully Burdened Cash Costs, before DD&A(1)	$1.03	$1.20	$1.09	$1.17	$1.15
Fully Burdened Cash Margin, before DD&A	$1.55	$1.51	$1.48	$1.32	$1.36

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash expense (income), other revenue and operating income, and cash interest expense. Q2, 2024, Q1 2024, Q4 2023, Q3 2023 and Q2 2023 total fully burdened cash costs exclude a loss/(gain) on asset sales of $0.01 per Mcfe, $0.15 per Mcfe, $0.08 per Mcfe, ($0.04) per Mcfe and ($0.79) per Mcfe, respectively. Q2 2024, Q1 2024, Q4 2023, Q3 2023 and Q2 2023 exclude unrealized losses on interest rate swaps and noncash amortization of $0.03 per Mcfe, $0.03 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe and $0.02 per Mcfe, respectively. Q2 2024, Q1 2024, Q4 2023, Q3 2023 and Q2 2023 exclude loss on debt extinguishment and inventory adjustments of $0.00 per Mcfe, $0.06 per Mcfe, $0.00 per Mcfe, $0.02 per Mcfe and $0.00 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
NYMEX Natural Gas ($/MMBtu)	$1.89	$2.24	$2.88	$2.55	$2.10
Average Differential	(0.41)	(0.25)	(0.89)	(1.04)	(0.44)
BTU Conversion (MMBtu/Mcf)*	0.12	0.18	0.17	0.13	0.14
Gain on Commodity Derivative Instruments-Cash Settlement	0.91	0.42	0.31	0.77	0.64
Realized Natural Gas Price per Mcf	$2.51	$2.59	$2.47	$2.41	$2.44
*Conversion factor	1.08	1.09	1.09	1.08	1.09

GUIDANCE
	Previous(1)			Updated
($ in millions)	2024E			2024E
	Low		High	Low		High
Production Volumes (Bcfe)	540	-	560	545	-	555
% Liquids	~8%	‘-	~9%	~8%	‘-	~9%
% of Natural Gas Hedged	86%			86%

Prices on Open Volumes(2)
Natural Gas NYMEX ($/MMBtu)	$2.34			$2.37
Natural Gas Differential ($/MMBtu)	($0.44)			($0.51)
NGL Realized Price ($/Bbl)	~$22.00			~$22.50

($ in millions)
Adjusted EBITDAX(3)	$925	-	$1,075	$950	-	$1,050

Capital Expenditures
Drilling & Completions (D&C)	$380	-	$400	$380	-	$400
Non-D&C	$140	-	$165	$140	-	$165
Discretionary Capital	$5	-	$10	$5	-	$10
Total Capital Expenditures	$525	-	$575	$525	-	$575

($ in millions)
Free Cash Flow (FCF)(3)	~$300			~$300
FCF Per Share(3)(4)	~$1.96			~$1.98

(1) Previous 2024 guidance as of 4/25/2024.
(2) Forward market prices for updated 2024 guidance as of 7/5/2024.
(3) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF guidance includes approximately $30 million in expected asset sales in 2024.
(4) Previous guidance for 2024 FCF per share based on shares outstanding of 153,245,448, as of 4/11/2024. Updated guidance for 2024 FCF per share based on shares outstanding of 151,226,872, as of 7/12/2024.

2024E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	21	15,800
	Utica	-	-

CPA	Marcellus	-	-
	Utica	3	11,700

Total		24

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income (Loss) is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Adjusted Net Debt is defined as total long-term debt plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX and FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2023 Annual Report on Form 10-K as filed with the SEC on February 8, 2024). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
Total Revenue and Other Operating Income	$321	$384	$969	$350	$840
Add (Deduct):
Purchased Gas Revenue	(11)	(14)	(18)	(11)	(9)
Unrealized Loss (Gain) on Commodity Derivative Instruments	96	47	(533)	54	(463)
Other Revenue and Operating Income	(60)	(36)	(42)	(36)	(31)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$346	$381	$376	$357	$337

Total Operating Expense	$299	$319	$300	$300	$272
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(4)	(5)	(3)	(4)	(3)
Exploration and Production Related Other Costs	(2)	(2)	(2)	(2)	(2)
Purchased Gas Costs	(10)	(13)	(17)	(10)	(9)
Selling, General and Administrative Costs	(32)	(38)	(29)	(29)	(30)
Other Operating Expense	(21)	(24)	(18)	(26)	(21)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$230	$237	$231	$229	$207
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
Net (Loss) Income	($18)	$7	$514	$21	$475
Interest Expense	39	37	37	35	35
Income Tax Expense (Benefit)	3	—	125	(2)	161
Earnings Before Interest & Taxes (EBIT)	24	44	676	54	671
Depreciation, Depletion & Amortization	117	119	113	112	104
Exploration Expense	2	2	2	2	2
Earnings Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$143	$165	$791	$168	$777
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	96	47	(533)	54	(463)
Loss (Gain) on Non-Core Asset Sale	—	26	—	3	(103)
Stock-Based Compensation	4	7	4	3	4
Loss on Debt Extinguishment	—	7	—	—	—
Virginia Flood Expense	(1)	—	—	—	1
Severance	—	—	—	—	1
Total Pre-tax Adjustments	99	87	(529)	60	(560)
Adjusted EBITDAX	$242	$252	$262	$228	$217

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
Net (Loss) Income from EBITDAX Reconciliation	($18)	$7	$514	$21	$475
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	99	87	(529)	60	(560)
Tax Effect of Adjustments	(26)	(23)	139	(15)	142
Adjusted Net Income	$55	$71	$124	$66	$57

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
Total Revenue and Other Operating Income	$321	$384	$969	$350	$840

Net (Loss) Income	($18)	$7	$514	$21	$475
Interest Expense	39	37	37	35	35
Income Tax Expense (Benefit)	3	—	125	(2)	161
Earnings Before Interest & Taxes (EBIT)	24	44	676	54	671
Depreciation, Depletion & Amortization	117	119	113	112	104
Earnings Before Interest, Taxes, DD&A (EBITDA)	$141	$163	$789	$166	$775
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$96	$47	($533)	$54	($463)
Total Adjustments	$96	$47	($533)	$54	($463)

Total Revenue and Other Operating Income Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$417	$431	$436	$404	$377
Adjusted EBIT	$120	$91	$143	$108	$208
Operating Margin	29%	21%	33%	27%	55%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized loss (gain) on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q2-2024	Q1-2024	Q4-2023	Q3-2023	Q2-2023
Total Revenue and Other Operating Income	$321	$384	$969	$350	$840

Net (Loss) Income	($18)	$7	$514	$21	$475
Interest Expense	39	37	37	35	35
Income Tax Expense (Benefit)	3	—	125	(2)	161
Earnings Before Interest & Taxes (EBIT)	24	44	676	54	671
Depreciation, Depletion & Amortization	117	119	113	112	104
Earnings Before Interest, Taxes, DD&A (EBITDA)	$141	$163	$789	$166	$775
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$96	$47	($533)	$54	($463)
Loss (Gain) on Non-Core Asset Sale	—	26	—	3	(103)
Stock-Based Compensation	4	7	4	3	4
Virginia Flood Expense	(1)	—	—	—	1
Loss on Debt Extinguishment	—	7	—	—	—
Severance	—	—	—	—	1
Total Adjustments	$99	$87	($529)	$60	($560)

Total Revenue and Other Operating Income Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$417	$431	$436	$404	$377
Adjusted EBITDA	$240	$250	$260	$226	$215
Cash Operating Margin	58%	58%	60%	56%	57%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash and cash equivalents.
Adjusted Net Debt: Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents.

(Dollars in millions)
Net Debt	30-Jun-24	31-Mar-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,282	$2,269	$2,214	$2,206	$2,214	$2,424	$2,600
Less: Cash and Cash Equivalents	4	2	—	21	4	22	156
Net Debt	$2,278	$2,267	$2,214	$2,185	$2,210	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	30-Jun-24	31-Mar-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,282	$2,269	$2,214	$2,206	$2,214	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	—	82	98	101
Less: Cash and Cash Equivalents	4	2	—	21	4	22	156
Adjusted Net Debt	$2,278	$2,267	$2,214	$2,185	$2,292	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 12 - Long-Term Debt in the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX’s December 31, 2023 Form 10-K for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	30-Sep-23	31-Dec-23	31-Mar-24	30-Jun-24	30-Jun-24
Net Income (Loss)	$21	$514	$7	($18)	$524
Interest Expense	35	37	37	39	148
Income Tax (Benefit) Expense	(2)	125	—	3	126
Earnings Before Interest & Taxes (EBIT)	54	676	44	24	798
Depreciation, Depletion & Amortization	112	113	119	117	461
Exploration Expense	2	2	2	2	8
Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	168	791	165	143	1,267
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	54	(533)	47	96	(336)
Loss on Non-Core Asset Sale	3	—	26	—	29
Stock Based Compensation	3	4	7	4	18
Loss on Debt Extinguishment	—	—	7	—	7
Virginia Flood Expense	—	—	—	(1)	(1)
Total Pre-tax Adjustments	60	(529)	87	99	(283)
Adjusted EBITDAX TTM	$228	$262	$252	$242	$984

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.

2024 Free Cash Flow
(Dollars in millions)	Q2-2024	Q1-2024
Net Cash Provided by Operating Activities	$192	$185
Capital Expenditures	(152)	(168)
Proceeds from Asset Sales	7	8
Free Cash Flow	$47	$25

2023 Free Cash Flow
(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023
Net Cash Provided by Operating Activities	$161	$206	$199	$248	$814
Capital Expenditures	(107)	(206)	(196)	(170)	(679)
Proceeds from Asset Sales	8	19	132	11	170
Free Cash Flow	$62	$19	$135	$89	$305

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Organic Free Cash Flow	$276	$135	$62	$234	$707

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions “Cautionary Statement Regarding Forward-looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (SEC), as supplemented by our quarterly reports on Form 10-Q filed in 2024, and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; local, regional and national economic conditions and the impact they may have on our customers; events beyond our control, including a global or domestic health crisis or global instability; our operations and national and global economic conditions, generally; conditions in the oil and gas industry; the financial condition of our customers; any nonperformance by customers of their contractual obligations; changes in customer, employee or supplier relationships; ability to quality for environmental attribute credits and the volatility of environmental attribute markets; and changes in safety, health, environmental and other regulations.